                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT dated as of October 16, 1995 (this "Agreement"), is by and between Loews Corporation, a Delaware corporation ("Loews"), and Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company").

                  WHEREAS, Loews owns all of the authorized, issued and outstanding shares of common stock (the "Common Stock") of the Company;

                  WHEREAS, the Company intends to issue and sell additional shares of Common Stock in an initial public offering in both domestic and international markets (the "Common Stock Offering"); and

                  WHEREAS, in consideration of certain actions by Loews in connection with the Common Stock Offering, Loews has requested that the Company grant Loews certain registration rights set forth below with respect to all Common Stock that Loews presently owns or hereafter acquires (collectively, the "Registerable Common Stock").

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   SECTION 1.

                                   DEFINITIONS

                  1.1 SPECIFIC DEFINITIONS. The following capitalized terms shall have the meanings ascribed to them in this Section 1.1:

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

                  "Agreement" shall have the meaning set forth in the preamble hereto.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Common Stock" shall have the meaning set forth in the recitals hereto.

                  "Common Stock Offering" shall have the meaning set forth in the recitals hereto.

                  "Company" shall have the meaning set forth in the preamble hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Indemnified Party" shall have the meaning set forth in
Section 8.3.

                  "Indemnifying Party" shall have the meaning set forth in
Section 8.3.

                  "Inspectors" shall have the meaning set forth in Section 5(k).

                  "Loews" shall have the meaning set forth in the preamble hereto.

                  "Loss" or "Losses" shall have the meaning set forth in Section 8.1.

                  "Person" shall mean any business entity (including, without limitation, a corporation, partnership (limited or general), limited liability company or business trust) or a natural person.

                  "Prospectus" shall have the meaning set forth in Section 8.1.

                  "register" "registered" and "registration" and words of similar import refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Act, and the declaration and ordering by the Commission of effectiveness of such registration statement or document.

                  "Registerable Common Stock" shall have the meaning set forth in the recitals hereto.

                  "Registration Expenses" shall have the meaning set forth in
Section 7.1.

                  1.2 OTHER DEFINITIONS. Other capitalized terms used herein but not defined in Section 1.1 shall have the respective meanings ascribed to them throughout this Agreement.

                                   SECTION 2.

                           DEMAND REGISTRATION RIGHTS

                  2.1 DEMAND REGISTRATION RIGHTS.

                  (a) Upon receipt of written request to register all or part of the Registerable Common Stock under the Act (whether for purposes of a public offering, an exchange offer or otherwise) the Company shall as expeditiously as reasonably possible (but in any event not later than ninety (90) days after receipt of such request) prepare and file, and use its best efforts to cause to become effective as soon as practicable, a registration statement under the Act to effect the offering of such Registerable Common Stock in the manner specified in such request.

                  (b) If Loews shall so request, the Company shall take such actions as shall be reasonably necessary or appropriate to permit any share of Registerable Common Stock specified in such request to be offered and sold in compliance with the securities laws or other relevant laws of any foreign country (including, without limitation, listing such Registerable Common Stock on any foreign securities exchange on which shares of Common Stock are then listed) and shall otherwise cooperate in a timely manner in such offering.

                  (c) Loews shall be entitled to select and retain one or more investment bankers or managers in connection with any underwritten offerings made pursuant to this Section 2.1.

                  (d) Subject to the terms and conditions set forth in Section 2.2, Loews may request the Company to register Registerable Common Stock under the Act pursuant to this
Section 2.1 at any time and from time to time.

                  2.2 TERMS AND CONDITIONS OF DEMAND REGISTRATION RIGHTS. Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to Loews in Section 2.1 are expressly subject to the following terms and conditions:

                  (a) Loews shall only be entitled to three (3) requests to register Registrable Common Stock under the terms of Section 2.1. The term "request" as it is used in this Section 2.2(a) shall mean the registration and subsequent sale of Registerable Common Stock.

                  (b) In no event shall the Registerable Common Stock offered under a registration statement prepared and filed pursuant to Section 2.1 constitute less than five percent (5%) of the then outstanding shares of Common Stock.

                  (c) The Company shall be entitled to defer for a reasonable period of time, but not in excess of ninety (90) days, the filing of any registration statement otherwise required to be prepared and filed by it under
Section 2.1 if the Company notifies Loews within five (5) business days after Loews has requested the registration under Section 2.1 that the Company (i) is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board of Directors of the Company determines in good faith that such offering would be materially adversely affected by such registration requested by Loews or (ii) would, in the opinion of the Company's counsel, be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board of Directors of the Company, such disclosure might adversely affect any material business transaction or negotiation in which the Company is then engaged.

                  (d) Loews shall not exercise its rights pursuant to Section
2.1 during the 60-day period immediately following the effective date of any registration statement filed by the Company in respect of an offering or sale of securities of the Company by or on behalf of the Company or any other stockholder of the Company.

                                   SECTION 3.

                          PIGGYBACK REGISTRATION RIGHTS

                  3.1 PIGGYBACK REGISTRATION RIGHTS. If at any time or from time to time the Company shall propose to register any Common Stock for public sale under the Act, the Company shall give Loews prompt written notice of the proposed registration and shall include in such registration on the same terms and conditions as the other securities included in such registration such number of shares of Registerable Common Stock as Loews shall request within ten (10) business days after the giving of such notice; provided, however, that the Company may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of Loews, abandon the proposed offering in which Loews had requested to participate; and provided further that Loews shall be entitled to withdraw any or all of its shares of Registerable Common Stock included in a registration statement under this
Section 3.1 at any time prior to the date on which the Company first files a registration statement with the Commission that includes any of the shares of Registerable Common Stock. The Company shall be entitled to select the investment bankers and/or managers, if any, to be retained in connection with any registration referred to in this Section 3.1.

                  3.2 RESTRICTIONS ON PIGGYBACK REGISTRATION RIGHTS. Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to Loews in Section 3.1 are expressly subject to the following terms and conditions:

                  (a) The Company shall not be obligated to include shares of Registerable Common Stock in an offering as contemplated by Section 3.1 if the Company is advised in writing by the managing underwriter or underwriters of such offering (with a copy to Loews) that the success of such offering would in its or their good faith judgment be jeopardized by such inclusion; provided, however, that the Company shall in any case be obligated to include such number of shares of Registerable Common Stock in such offering, if any, as such underwriter or underwriters shall determine will not jeopardize the success of such offering.

                  (b) The Company shall not be obligated to include any shares of Registerable Common Stock in any registration by the Company of any Common Stock in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other director or employee incentive or benefit plans.

                  (c) In the event that less than all of the shares of Registerable Common Stock held by Loews are included in an offering contemplated by a registration statement pursuant to Section 3.1, Loews shall execute one or more "lockup" letters, in usual and customary form, setting forth an agreement by Loews not to offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock, for a period of 180 days (or such longer period as any investment banker or manager engaged in connection with such offering may reasonably request) from the date such offering commences.

                                   SECTION 4.

                 LIMITATION ON OTHER SECURITIES TO BE REGISTERED

                  In the event of any registration, offering or sale contemplated by Section 2.1, the Company shall not, without the consent of Loews, include in such registration, offering or sale any securities other than those owned by Loews.

                                   SECTION 5.

                            COVENANTS OF THE COMPANY

                  In connection with any offering of shares of Registerable Common Stock pursuant to this Agreement, the Company shall:

                  (a) furnish to Loews and to each managing underwriter, if any,
(i) at least two (2) business days prior to filing with the Commission, any registration statement covering shares of Registerable Common Stock, any amendment or supplement thereto, and any prospectus used in connection therewith, which documents will be subject to the reasonable review of Loews and such underwriter, and, with respect to a registration statement prepared pursuant to Section 2.1, the Company shall not file any such documents with the Commission to which Loews shall reasonably object; and (ii) a copy of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of shares of Registerable Common Stock;

                  (b) furnish to Loews and each managing underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) as Loews or such underwriter may reasonably request in order to facilitate the sale of the shares of Registerable Common Stock;

                  (c) after the filing of such registration statement promptly notify Loews of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and promptly take all reasonable actions to prevent the entry of such stop order or to obtain its withdrawal if entered;

                  (d) use its best efforts to qualify such shares of Registerable Common Stock for offer and sale under the securities, "blue sky" or similar laws of such jurisdictions (including any foreign country or any political subdivision thereof) as Loews or any underwriter shall reasonably request and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or subject itself to taxation or file a general consent to service of process in any such jurisdiction;

                  (e) furnish to each managing underwriter, if any, addressed to each of them, an opinion of counsel for the Company, dated as of the date of the closing of the offering of shares of Registerable Common Stock, and a "comfort" letter or letters signed by the Company's independent public accountants, each in reasonable and customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered by such parties, and use its best efforts to have such opinions and comfort letters addressed to and delivered to Loews;

                  (f) furnish unlegended certificates representing ownership of the shares of Registerable Common Stock being sold in such denominations as shall be requested by Loews or the managing underwriter, if any, provided such request is made at least three (3) business days prior to the closing of the sale of such shares;

                  (g) promptly inform Loews (i) in the case of any offering of shares of Registerable Common Stock in respect of which a registration statement is filed under the Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective and, if applicable, of the date of filing a Rule 430A prospectus (and, in the case of any offering abroad of shares of Registerable Common Stock, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the Commission, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

                  (h) until the earlier of (i) such time as all of the shares of Registerable Common Stock being offered have been disposed of in accordance with the intended method of disposition by Loews set forth in the registration statement or other offering document (and the expiration of any prospectus delivery requirements in connection therewith) or (ii) the expiration of nine
(9) months after such registration statement or other offering document becomes effective (unless the offering is a continuous offering of securities under Rule 415, in which case until the earliest of the date the offering is completed and the second anniversary of such effective date), keep effective and maintain any registration, qualification or approval obtained in connection with the offering of the shares of Registerable Common Stock, and amend or supplement the registration statement or prospectus or other offering document used in connection therewith to the extent necessary in order to comply with applicable securities laws;

                  (i) use its best efforts to have the shares of Registerable Common Stock listed on any domestic and foreign securities exchanges on which the Common Stock is then listed;

                  (j) as promptly as practicable notify Loews, at any time when a prospectus relating to the sale of the shares of Registerable Common Stock is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to Loews and to each managing underwriter, if any, any such supplement or amendment; in the event that Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 5(h) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to Loews such supplemented or amended prospectus;

                  (k) make available for inspection during the normal business hours of the Company by Loews, any underwriter participating in such offering and any attorney, accountant or other agent retained by Loews or any such underwriter in connection with the sale of shares of Registerable Common Stock (collectively, the "Inspectors"), all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such Inspectors, unless (1) such records, information or documents are in the public domain or otherwise publicly available or (2) disclosure of such records, information or documents is required by a court or administrative order or by applicable law (including, without limitation, the Act); and

                  (1) enter into usual and customary agreements (including an underwriting agreement in usual and customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of the Registerable Common Stock.

                                   SECTION 6.

              RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS

                  The Company agrees:

                  (a) not to effect any public sale or distribution of any securities during the 60-day period commencing on the effective date of a registration statement filed pursuant to Section 2.1, except in connection with any merger, acquisition, exchange offer, subscription offer, dividend reimbursement plan or stock option or other director or employee incentive or benefit plan;

                  (b) not to grant to any other party any registration rights permitting the registration of any of the Company's capital stock under the securities laws of the United States (or any state thereof) or any foreign jurisdiction that would be inconsistent with the rights granted to Loews hereunder, including, without limitation, that any "demand" or "piggyback" registration rights granted to any other party shall not be exercisable to the extent that such exercise would reduce the number of shares of Registrable Common Stock which Loews has elected to have included in a registration statement pursuant to Section 3.1; and

                  (c) that any agreement entered into after the date hereof pursuant to which the Company grants registration rights with respect to the Company's securities shall contain a provision under which holders of such securities agree, to the extent not inconsistent with applicable laws, not to effect any public sale or distribution of any such securities (excluding any sale in accordance with Rule 144 under the Act) during the period commencing with the effective date of a registration statement pursuant to Section 2.1 through the 60-day period beginning on the date that the registration statement filed pursuant to Section 2.1 becomes effective.

                                    SECTION 7

                                    EXPENSES

                  7.1 DEMAND REGISTRATION EXPENSES. All expenses incurred in connection with the exercise of Loews's registration rights in the United States under Section 2.1 hereof, including, without limitation, all registration and filing fees (including all expenses incident to any filing with the New York Stock Exchange or listing on any domestic or foreign securities exchange on which shares of Common Stock are then listed), fees and expenses of complying with securities and blue sky laws (including those of counsel retained to effect such compliance) and printing expenses (collectively, "Registration Expenses") shall be borne by Loews. All expenses incurred in complying with the laws or regulations of any foreign country or stock exchange upon Loews's request under
Section 2.1 hereof shall be borne by Loews. Notwithstanding the foregoing (i) Loews shall pay all underwriting discounts and commissions and any stamp, duty or transfer tax relating to Registerable Common Stock; (ii) the Company shall pay (x) the fees and disbursements of its independent public accountants (including, without limitation, any such fees and expenses incurred in performing any special audits required in connection with any such offering and incurred in connection with the preparation of pro forma financial statements and comfort letters for any such offering), (y) transfer agents', depositaries and registrars' fees and the fees of any other agent appointed in connection with such offering, and (z) all security engraving and printing expenses; and (iii) each party shall pay the fees and expenses of its counsel and accountants. In no event, however, shall Loews or the Company be required to pay any internal costs of the other.

                  7.2 PIGGYBACK REGISTRATION EXPENSES. All expenses incurred in complying with Section 3.1 including, without limitation, any Registration Expenses, shall be paid by the Company, except that (i) Loews shall pay all underwriting discounts, commissions and incremental expenses attributable to the inclusion in the offering under said Section 3.1 of shares of Registerable Common Stock, including, without limitation, any incremental registration and filing fees, and Loews shall pay any stamp, duty or transfer taxes relating to the Registerable Common Stock, and (ii) each party shall pay the fees and expenses of its counsel and accountants. In no event, however, shall Loews or the Company be required to pay any internal costs of the other.

                                   SECTION 8.

                                 INDEMNIFICATION

                  8.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless Loews, its officers, directors and agents, and will agree to indemnify and hold harmless any underwriter of Registerable Common Stock, and each person, if any, who controls any of the foregoing persons within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (individually, a "Loss" and collectively, "Losses") arising from or caused by
(x) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or any preliminary prospectus relating to the Registerable Common Stock (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) any violation or alleged violation by the Company of the Act, any blue sky laws, securities laws or other applicable laws of any state in which shares of Registerable Common Stock are offered and relating to action or inaction required of the Company in connection with such offering; and will reimburse each such person for any legal or other out-of-pocket expenses reasonably incurred in connection with investigating, or defending against, any such Loss (or any proceeding in respect thereof), subject to the provisions of
Section 8.3, except that the indemnification provided for in this Section 8.1 shall not apply to Losses that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by or on behalf of Loews expressly for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) Loews failed to send or deliver a copy of the prospectus included in the relevant registration statement at the time it became effective (the "Prospectus") with or prior to the delivery of written confirmation of the sale of Registerable Common Stock to the person asserting such Loss or who purchased such Registerable Common Stock which are the subject thereof if, in either case, such delivery is required by the Act and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, Loews thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registerable Common Stock if such delivery is required by the Act.

                  8.2 INDEMNIFICATION BY LOEWS. Loews agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act to the same extent as the indemnity made pursuant to clause (x) of Section 8.1 above from the Company to Loews, but only with reference to information furnished in writing by or on behalf of Loews expressly for use in any registration statement or prospectus relating to shares of Registerable Common Stock, or any amendment or supplement thereto, or any preliminary prospectus.

                  8.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 8.1 or 8.2, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing, provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability it may have under this Agreement or otherwise except to the extent of any loss, damage, liability or expense arising from such omission. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention, (ii) the Indemnified Party shall have failed to comply with its obligations under the preceding sentence or
(iii) the Indemnifying Party shall have been advised by its counsel in writing that actual or potential differing interests exist between the Indemnifying Party and the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be fully responsible, shall be applied to or against an Indemnified Party without the prior written consent of such Indemnified Party, which consent shall not unreasonably be withheld.

                  8.4 CONTRIBUTION. If the indemnification provided for in this
Section 8.4 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be liable for contribution with respect to any action or claim settled without its written consent, which consent shall not be unreasonably withheld.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   SECTION 9.

                                   TERMINATION

                  This Agreement shall terminate at the first such instance as Loews's percentage ownership of the Company's outstanding Common Stock falls below fifteen percent (15%). For the purposes of this Section 9, Loews shall be deemed to own any and all Common Stock owned by (i) Loews and (ii) any of its Affiliates. Notwithstanding the foregoing, the Company's and Loews's rights, duties and obligations under Section 7 and Section 8 shall survive the termination of this Agreement.

                                   SECTION 10

                              AVAILABLE INFORMATION

                  The Company shall take such reasonable actions and file such information, documents and reports as shall be required by the Commission as a condition to the availability of Rule 144 and Rule 144A or any successor provisions.

                                   SECTION 11.

                              ASSIGNMENT OF RIGHTS

                  11.1 ASSIGNMENT OF RIGHTS. Subject to Section 11.2, the rights of Loews under this Agreement with respect to any Registerable Common Stock may be assigned to any one or more Affiliates of Loews that hold Registerable Common Stock. Any assignment of registration rights pursuant to this Section 11.1 shall be effective upon receipt by the Company of written notice from Loews stating
(i) the name and address of any assignee, (ii) the nature of such assignee's relationship to Loews and (iii) identifying the Registerable Common Stock with respect to which the rights under this Agreement are being assigned.

                  11.2 SCOPE OF ASSIGNMENT. The rights of an assignee under
Section 11.1 shall be the same rights granted to Loews under this Agreement, except that in no event shall the Company's obligations hereunder be increased due to any such assignment. In connection with any such assignment, the term "Loews" as used herein shall, where appropriate to assign the rights and obligations of Loews hereunder to such assignee, be deemed to refer to the assignee. After any such assignment, Loews shall retain its rights under this Agreement with respect to all other Registerable Common Stock owned by Loews.

                                   SECTION 12.

                                  MISCELLANEOUS

                  12.1 PROVISION OF INFORMATION. Loews shall, and shall cause it directors, officers, employees and agents to complete and execute all such questionnaires, powers of attorney, indemnities, underwriting agreements and other documents as the Company shall reasonably request in connection with any registration pursuant to this Agreement.

                  12.2 INJUNCTIONS. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms of provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

                  12.3 SEVERABILITY. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

                  12.4 FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each of Loews and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

                  12.5 ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all agreements and understandings entered into prior to the execution hereof. This Agreement may be modified only by a written instrument duly executed by or on behalf of each party. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by or on behalf of the party who might assert such breach.

                  12.6 COUNTERPARTS. For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed by the parties hereto, but all such counterparts shall be deemed one and the same instrument.

                  12.7 NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be given by hand or by mail (return receipt requested) or sent by overnight delivery service, cable, telegram or facsimile transmission to the parties at the following addresses or at such other address as shall be specified by the parties by like notice.

                  (a) if to the Company, to

                           Diamond Offshore Drilling, Inc.
                           15415 Katy Freeway, Suite 400
                           Houston, Texas  77094
                           Telecopy: (713) 647-2223
                           Attention: Richard L. Lionberger
                                      Vice President, Secretary and General
                                      Counsel

                  (b) if to Loews, to

                           Loews Corporation
                           667 Madison Avenue
                           New York, New York 10021-8087
                           Telecopy: (212) 935-6801
                           Attention: Barry Hirsch
                                      Senior Vice President,
                                      Secretary and General Counsel

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the third business day after posting, in the case of notice so given by overnight delivery service, on the day after notice is deposited with such service, and in the case of notice so given by cable, telegram, facsimile transmission or, as the case may be, personal delivery, on the date of actual delivery.

                  12.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES WHICH MIGHT REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                  12.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and assigns of the parties hereto. Except as provided herein, the parties may not assign their rights under this Agreement and the Company may not delegate its obligations under this Agreement. Any attempted assignment or delegation prohibited hereby shall be void.

                  12.10 PARTIES IN INTEREST. Except as otherwise specifically provided herein, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other than Loews and the Company and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, each of Loews and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       LOEWS CORPORATION


                                       By: /s/ Herbert C. Hofmann
                                          --------------------------------------
                                       Name: Herbert C. Hofmann
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                                       DIAMOND OFFSHORE DRILLING, INC.


                                       By: /s/ Richard L. Lionberger
                                          --------------------------------------
                                       Name: Richard L. Lionberger
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------